CLN-619 and Zipalertinib Updates at ASCO June 2024

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Agenda Opening Remarks CLN-619 +/- pembrolizumab in patients with advanced solid tumors Zipalertinib in amivantamab pre-treated patients Unmet need and treatment landscape in EGFR mutated NSCLC Nadim Ahmed CEO, Cullinan Therapeutics Jeff Jones, MD CMO, Cullinan Therapeutics Alexander Spira, MD, PhD Co-Director, VCS Research Institute, Director, NEXT Oncology Virginia SECTION PRESENTER

CULLINAN THERAPEUTICS Our Mission: Create new standards of care for patients We use a unique R&D model of identifying high-impact targets and then applying the best modality to address each target We are rigorously advancing only highly-differentiated molecules, yielding a robust portfolio of clinical-stage programs  We are expanding into autoimmune diseases, pursuing CD19xCD3 T Cell Engager, CLN-978, in systemic lupus erythematosus as first indication We are advancing a diversified pipeline of clinical-stage oncology programs, with multiple data catalysts through 2024 and early 2025 We are well-positioned to execute on strategic goals and advance to commercial-stage organization, with cash runway into 2028  © CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED.

Diversified portfolio leveraging novel technologies and differentiated mechanisms Program Modality/MOA IND- Enabling Phase 1 Phase 2 Phase 3 Status Zipalertinib (CLN-081/TAS6417) EGFRex20ins inhibitor CLN-049 FLT3xCD3 T-cell engager CLN-619 Anti-MICA/B antibody CLN-978 CD19xCD3 T-cell engager CLN-617 Collagen-binding IL-12 and IL-2 fusion protein NSCLC with exon 20 insertion mutations 2+ line R/R AML, MDS Pan-cancer Systemic lupus erythematosus Pan-cancer Pivotal Phase 2b 2L+ study enrolled by YE24; Phase 3 1L study actively enrolling Initial combo data and monotherapy update in 2Q24; Disease specific expansion data in 1H25 Clinical update from ongoing Phase 1 study in 2H24 IND submission expected in 3Q24 Phase 1 study ongoing CLN-418 B7H4x41BB bispecific immune activator Multiple solid tumors Early Programs Multiple discovery stage programs holds US co-development/-commercialization rights with Geographic Rights owns U.S. rights NSCLC with exon 20 insertion mutations frontline or its subsidiary owns worldwide rights or its subsidiary owns worldwide rights owns worldwide rights or its subsidiary owns worldwide rights Clinical update from ongoing Phase 1 study in 2H24

Poised for multiple value-creation opportunities in the near-term

	CLN-619 *Pan cancer anti-MICA/B mAb*	**CLN-978** *CD19xCD3 TCE for SLE*	**Zipalertinib** *EGFR inhibitor for EGFR ex20ins NSCLC*	**3 other clinical stage programs**
Program highlights	▪ *First-in-class* potential ▪ Novel I/O target, multi-tumor potential, mono-therapy clinical efficacy	▪ *First-in-class* potential in autoimmune diseases ▪ Potent modality (TCE) & differentiated profile	▪ *Best-in-class* potential ▪ Attractive economics inc. \$130m milestones + 50/50 US profit share	▪ CLN-049 FTL3xCD3 for r/r AML and MDS ▪ CLN-418 B7H4x41BB for solid tumors (STs) ▪ CLN-617 IL2/IL12 fusion protein for STs
Next milestone/ status	▪ Initial expansion data for endometrial and cervical cancers 1**H25**	▪ Being developed in SLE; reviewing development in additional autoimmune diseases ▪ IND submission for SLE expected **3Q24**	▪ Complete pivotal Ph 2b 2L+ study enrollment by **YE 24**	▪ Clinical update from ongoing Ph 1 studies for CLN-049 and CLN-418 in **2H24**

Cash of \$435m* + gross proceeds of \$280M from Q2 2024 equity raise supports progress into 2028

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*As of March 31, 2024 (unaudited), includes cash equivalents, investments, and interest receivable

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CLN-619 Phase I Dose Escalation Data Update

Today’s Update Initial data from the CLN-619 + pembrolizumab dose escalation Updated observations from the CLN-619 monotherapy dose escalation Implications for future development

CLN-619 engages both innate and adaptive immune cells



Immune evasion
Restoration of immunosurveillance
Enhancement by CPI
NK Cell
T Cell
Macrophage
TCR
NKG2D
FcgR
MICA/MICB
Shed MICA/MICB
Cancer Cell
CLN-619
CLN-619 Treatment
MICA/MICB Stabilized
Anti-PD-1
PD-1

CLN-619 single-agent MoA	CLN-619 + CPI MoA

CLN-619 Multiple MoAs

1. Prevention of MICA/MICB shedding
2. ADCC
3. ADCP

ADCC, antibody-dependent cellular cytotoxicity; ADCP, antibody-dependent cellular phagocytosis; CPI, checkpoint inhibitor; FcgR, Fc gamma receptor; MoA, mechanism of action; NKG2D, natural killer group 2D receptor; NK, natural killer; PD-1, programmed cell death protein; TCR, T-cell receptor.

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CLN-619 is being studied as monotherapy and in combination with a CPI, pembrolizumab

Phase 1 study design **NCT05117476**

Key inclusion criteria

All cohorts

- Adults (≥18 y) with locally advanced or metastatic solid tumors
- Prior treatment with all available therapies, including CPIs, unless contraindicated or not tolerated
- ECOG PS 0 or 1
- Estimated life expectancy ≥12 wks
- Measurable disease (RECIST v1.1)
- No active CNS metastases

3+3 dose escalation

Monotherapy
CLN-619 IV Q3W
(0.1, 0.3, 1, 3, 6, 10 mg/kg)[a]

Combination therapy
CLN-619 IV Q3W (1, 3, 6, 10 mg/kg)[a]
Pembrolizumab 200 mg IV Q3W

Tumor assessment by CT/MRI every 9 wks until Week 27 and every 12 wks thereafter

Continue for up to 34 cycles until PD,[b] intolerable toxicity, or other reasons

Endpoints

- AEs
- DLTs
- Antitumor activity (RECIST v1.1)

Data cutoff date: March 29, 2024

- Corticosteroid, antihistamine, and antipyretic premedications for IRR prophylaxis were required 30–60 minutes before Cycle 1 Day 1
- Patients in extension cohorts were required to provide pre- and on-treatment (Cycle 2 Day 8) biopsy samples for biomarker assessments

Note: 1 cycle=3 wks.
AE, adverse event; CNS, central nervous system; CPI, checkpoint inhibitor; DLT, dose-limiting toxicity; ECOG PS, Eastern Cooperative Oncology Group performance status; IRR, infusion-related reaction; PD, progressive disease; Q3W, every 3 weeks; RECIST, Response Evaluation Criteria in Solid Tumors.
[a]CLN-619 was administered intravenously over 1 hour Q3W.
[b]Patients who met criteria for treatment discontinuation but were otherwise deriving clinical benefit could continue at the discretion of the investigator.

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Enrolled patients had heavily pretreated advanced solid tumors; many had disease progression after prior treatment with a CPI CLN-619 + pembrolizumab  (n=22) CLN-619 monotherapy  (n=42) Age, y, median (range) 68.5 (38, 82) 62.5 (26, 83) Female, n (%) 11 (50.0)  25 (59.5)  ECOG PS 1, n (%) 15 (68.2) 28 (66.7) Tumor type, n (%)  NSCLC 6 (27.3) 5 (11.9) Cervical 4 (18.2) 5 (11.9) Ovarian 3 (13.6) 3 (7.1) Prostate 2 (9.1) 3 (7.1) Colorectal 1 (4.5) 6 (14.3) Endometrial 0 3 (7.1) Other 6 (27.3)a 17 (40.5)b Months since diagnosis, median (range) 46.3 (4, 160) 37.4 (9, 207) No. of prior systemic therapies, median (range) 3 (1, 8) 3 (1, 7) Prior CPI therapy, n (%) 9 (40.9) 21 (50.0) CPI, checkpoint inhibitor; ECOG PS, Eastern Cooperative Oncology Group performance status; NSCLC, non-small cell lung cancer. aOther tumor types in the combination cohorts: gastric (2 patients), esophageal (1), head and neck (1), skin (1), and urothelial cancer (1); bOther tumor types in the monotherapy cohorts: breast (2), pancreatic (2), sarcoma (2), adenoid cystic carcinoma (1), caecal cancer (1), duodenum (1), head and neck (1), kidney (1), leiomyosarcoma (1), mediastinal intimal sarcoma (1), melanoma (1), parotid gland (1), peritoneal mesothelioma (1), and thyroid (1).

Pembrolizumab combination: Objective responses in patients with tumor types typically unresponsive to CPI therapy

- 22 patients treated with CLN-619 + pembrolizumab; 18 patients were RECIST-evaluable for response*
- Confirmed responses (all PR) were observed at CLN-619 doses ≥ 3 mg/mg



Tumor type
Gastric, HER2+
NSCLC, EGFRm
NSCLC
Prostate
NSCLC, ALKr
Ovarian
NSCLC
Head and Neck
Skin
Cervical
NSCLC, EGFRm
Urothelial
Esophageal
Cervical
Cervical
NSCLC, ALKr
Prostate
Rectal
PR
SD
PD
Ongoing treatment
* Prior CPI
Initial CLN-619 dose
1 mg/kg
3 mg/kg
6 mg/kg
10 mg/kg
0
10
20
30
Time on treatment (wks)

*ALK*r, anaplastic lymphoma kinase gene rearrangement; CPI, checkpoint inhibitor; *EGFR*m, epidermal growth factor receptor mutation; *HER*2, human epidermal growth factor receptor 2; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease.
[a]RECIST-evaluable patients had ≥1 post-baseline imaging tumor assessment. 4 patients did not have post-baseline imaging for response evaluation due to withdrawal of consent (n=2), death due to disease progression (n=1), and transfer to hospice and acute kidney injury (n=1).

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Pembrolizumab combination: Objective responses in patients with tumor types typically unresponsive to CPI therapy Tumor type No. of prior lines of therapy Prior CPI CPI Responsive Tumor Best response DoR, wks NSCLC, ALKr 2 No No PR 12.7 Gastric, HER2+ 3 No Yes PR 8.9+ (ongoing) NSCLC, EGFRm exon 18/21 6 No No PR 24.0 ALKr, anaplastic lymphoma kinase gene rearrangement; CPI, checkpoint inhibitor; DoR, duration of response; EGFRm, epidermal growth factor receptor mutation; HER2, human epidermal growth factor receptor 2; PR, partial response. Characteristics of responders Responding patients were treated with CLN-619 at doses ≥ 3 mg/kg All three partial responses were confirmed NSCLC responses first observed at 5 and 9 weeks after starting treatment, respectively

Enrolled patients had heavily pretreated advanced solid tumors; many had disease progression after prior treatment with a CPI CLN-619 + pembrolizumab  (n=22) CLN-619 monotherapy  (n=42) Age, y, median (range) 68.5 (38, 82) 62.5 (26, 83) Female, n (%) 11 (50.0)  25 (59.5)  ECOG PS 1, n (%) 15 (68.2) 28 (66.7) Tumor type, n (%)  NSCLC 6 (27.3) 5 (11.9) Cervical 4 (18.2) 5 (11.9) Ovarian 3 (13.6) 3 (7.1) Prostate 2 (9.1) 3 (7.1) Colorectal 1 (4.5) 6 (14.3) Endometrial 0 3 (7.1) Other 6 (27.3)a 17 (40.5)b Months since diagnosis, median (range) 46.3 (4, 160) 37.4 (9, 207) No. of prior systemic therapies, median (range) 3 (1, 8) 3 (1, 7) Prior CPI therapy, n (%) 9 (40.9) 21 (50.0) CPI, checkpoint inhibitor; ECOG PS, Eastern Cooperative Oncology Group performance status; NSCLC, non-small cell lung cancer. aOther tumor types in the combination cohorts: gastric (2 patients), esophageal (1), head and neck (1), skin (1), and urothelial cancer (1); bOther tumor types in the monotherapy cohorts: breast (2), pancreatic (2), sarcoma (2), adenoid cystic carcinoma (1), caecal cancer (1), duodenum (1), head and neck (1), kidney (1), leiomyosarcoma (1), mediastinal intimal sarcoma (1), melanoma (1), parotid gland (1), peritoneal mesothelioma (1), and thyroid (1).

Updated monotherapy efficacy shows durability of clinical benefit, including objective responses across multiple tumor types Total treated: N=42 Dose ≥1 mg/kg and RECIST evaluable: N=29 CBR = 41.4% (1 CR, 2 PR, 9 SD ≥18 weeks) Endometrial Adenoid Cystic Carc Breast Ovarian Pancreatic Parotid Gland Mediastinal Intimal Sarc Endometrial Cervical Cervical Endometrial NSCLC, STK11 APC Colon Ovarian Cervical Head and Neck Thyroid Cervical Sarcoma Melanoma Peritoneal Mesothelioma Rectalb Prostate Colorectal Cervical Ovarian NSCLC Colon Caecal Carc, carcinoma; CBR, clinical benefit rate; CPI, checkpoint inhibitor; CR, complete response; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; Sarc, sarcoma; SD, stable disease. aPatient maintained CR after study treatment discontinuation. bRectal squamous cell carcinoma. Time on treatment (wks) 0 10 20 30 40 50 60 70 80 Prior CPI Ongoing treatment 10 mg/kg 6 mg/kg 3 mg/kg 1 mg/kg Initial CLN-619 dose PD PR SD * * * * * CR * * * * * * * * * * * 4 patients did not have post-baseline imaging for response evaluation due to withdrawal of consent (n=2), death due to disease progression (n=1), and transfer to hospice and acute kidney injury (n=1)

Durable clinical benefit of CLN-619 monotherapy has been observed across a range of tumor types

Characteristics of patients with response or SD ≥18 wks

Tumor type	No. of prior lines of therapy	Best response	DoR, wks
Responders (n=3)			
Mucoepidermoid parotid	2	CR	71
Endometrial (serous, MMRp)	5	PR	31
Endometrial (endometrioid, MMRp)	3	PR	55+ (ongoing)
SD ≥18 wks (n=9)			
Cervical squamous (n=2); breast (ER/PR+, *HER2*−; n=1); ovarian (n=1); endometrial carcinosarcoma (n=1); mediastinal intimal sarcoma (n=1); adenoid cystic carcinoma (n=1); pancreatic adenocarcinoma (*KRAS* G12V; n=1); NSCLC (*STK11*; n=1)	Mean: 3.6 Range: 1–7	SD ≥18 wks	Range: 18–56

CR, complete response; ER/PR+, estrogen receptor/progesterone receptor positive; *HER*2−, human epidermal growth factor receptor 2 negative; MMRp, mismatch repair proficient; NSCLC, non-small cell lung cancer; PR, partial response; SD, stable disease.

- Durable objective response observed in patients with disease progression after prior CPI
- Durable stable disease observed in a more extensive group of tumors, including gynecologic malignancies (cervical, endometrial, and ovarian) and NSCLC

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Patients with NSCLC harboring oncogenic mutations experienced clinical benefit with both monotherapy and combination therapy Mutation, histology EGFRm, Adeno None, Adeno ALKr, Adeno TP53, Squamous EGFRm, Adeno ALKr, Adeno STK11 APC, Adeno BRAF V600E, Adeno Time on treatment and clinical activity in patients with NSCLC Combination therapy Monotherapy 0 10 20 30 Time on study (wks) Prior CPI NSCLC PD PR SD NSCLC with oncogenic mutation * * * * * Adeno, adenocarcinoma; ALKr, anaplastic lymphoma kinase gene rearrangement; CPI, checkpoint inhibitor; CR, complete response; EGFRm, epidermal growth factor receptor mutation; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease; squamous, squamous cell carcinoma. 8 of the 11 patients with NSCLC were RECIST evaluable; of these, 6 had oncogenic mutations 3 of the 6 patients with oncogenic mutations experienced clinical benefit 2 PRs and 1 SD lasting >18 weeks

Durable partial response in EGFRm NSCLC with liver metastasis BASELINE 32mm Cycle 4 Day 1 14mm Cycle 7 Day 1 8mm Cycle 10 Day1 8mm 69y patient with NSCLC (EGFR mutation: G719 X in exon18 + L861 in exon 21) Entered study after 6 prior lines of prior therapy, including cisplatin + etoposide, gefitinib, pemetrexed + cisplatin, docetaxel, gemcitabine, and afatinib PR observed at first response assessment after 3 cycles of CLN-619 + pembrolizumab, subsequently confirmed at Cycle 7 Day 1

CLN-619 was well tolerated as a monotherapy and in combination with pembrolizumab

Any-grade TEAEs in ≥15% of patients or grade ≥3 TEAEs[a] in ≥5% of patients in either group

TEAEs, n (%)	CLN-619 + pembrolizumab (n=22)		CLN-619 monotherapy (n=42)	
	Any grade	Grade ≥3	Any grade	Grade ≥3
Fatigue	8 (36.4)	0	10 (23.8)	0
Nausea	5 (22.7)	1 (4.5)	8 (19.0)	1 (2.4)
Constipation	5 (22.7)	0	4 (9.5)	0
IRR	4 (18.2)	0	12 (28.6)	0
Anemia	4 (18.2)	1 (4.5)	5 (11.9)	3 (7.1)
Back pain	4 (18.2)	1 (4.5)	5 (11.9)	0
Headache	4 (18.2)	0	2 (4.8)	0
Hyponatremia	4 (18.2)	0	1 (2.4)	0
Abdominal pain	3 (13.6)	0	10 (23.8)	2 (4.8)
AST increased	2 (9.1)	0	4 (9.5)	3 (7.1)
Hypertension	2 (9.1)	2 (9.1)	0	0
Pyrexia	0	0	8 (19.0)	0

- Treatment-related AEs reported in ≥10% of patients were fatigue (combination: 18.2%; monotherapy: 9.5%) and infusion related reactions (IRRs combination: 18.2%; monotherapy: 28.6%)
- Most IRRs were grade 1 or 2, occurred on day 1 of Cycle 1, and were mitigated with standard pre-medications including corticosteroids.

AE, adverse event; AST, aspartate aminotransferase; IRR, infusion related reaction; TEAE, treatment-emergent adverse event.
[a]One case of grade 3 laryngeal edema in the setting of IRR occurred at the monotherapy 10 mg/kg dose level in the absence of mandated steroid premedication (not captured in the table).
[b]AEs considered related to treatment with CLN-619 and/or pembrolizumab.

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Key Takeaways Objective responses were observed with CLN-619 + pembrolizumab in patients with tumor types typically unresponsive to pembrolizumab (e.g., NSCLC with ALKr and EGFRm)  CLN-619 + pembrolizumab was well tolerated  Longer follow-up for patients treated with CLN-619 monotherapy confirms durable clinical benefit and favorable safety profile Objective responses and prolonged stable disease were observed in multiple tumor types, including patients with disease progression after CPI therapy Based on these findings, new monotherapy and combination expansion cohorts have been opened in NSCLC Enrollment continues to previously declared cervical (mono) and endometrial cancer (mono and combo) expansion cohorts Chemotherapy + CLN-619 combinations will be explored in future expansion cohorts, starting with platinum-resistant ovarian cancer

CLN-619 + Chemotherapy Platinums and taxanes upregulate MICA/B expression in vitro Chemotherapy leads to increased infiltration/ activation of immune cells including CD8 T/NK cells in preclinical models Several chemotherapeutic agents are known inducers of immunogenic cell death Hypothesis Chemotherapy induces cell stress leading to upregulation of MICA/B and can simultaneously have positive immuno-modulatory properties Clinical Rationale Why combine CLN-619 with chemotherapy? CLN-619 has demonstrated monotherapy objective responses across multiple tumor types. Chemotherapy can enhance CLN-619 activity by inducing cellular stress Immunotherapy and chemotherapy have been successfully combined in various tumors

CERVICAL CANCER Monotherapy (10 mg/kg) ENDOMETRIAL CANCER Monotherapy (3 mg/kg, 10 mg/kg) NSCLC Adenocarcinoma priority EGFR or ALK Combination with Checkpoint Inhibitor (3 mg/kg, 10 mg/kg) Monotherapy (10 mg/kg) Combination with Checkpoint Inhibitor (10 mg/kg) R/R MULTIPLE MYELOMA Monotherapy (Phase 1 dose escalation) PLATINUM-RESISTANT OVARIAN CANCER Combination with Chemotherapy (3 mg/kg, 10 mg/kg) CLN-619 current development plan in solid and hematologic tumors Additional monotherapy and checkpoint combination cohorts may be defined Additional chemotherapy combination cohorts in development

ZIPALERTINIB Data Update

Patients with insertions at exon 20 make up the largest unmet need segment of the lung cancer population with EGFR mutations U.S. Lung cancer incidence1: 234,580 NSCLC1: 80%-85% Exon 202-4: 1.5%-2.0% of NSCLC ~2,800-4,000 patients Other 9% Ex19 Deletion 47% L858R 32% Ex20 12% EGFR MUTATED NSCLC1 U.S. EXON 20 INCIDENCE References 1. American Cancer Society (2024) 2. Riess JW, et al. J Thorac Oncol. 2018;13(10):1560-1568. doi:10.1016/j.jtho.2018.06.019. 3. Zhang YL, et al. Oncotarget. 2016;7(48):78985-78993. doi:10.18632/oncotarget.12587. 4. Burnett H, et al. PLoS ONE. 2021;16(3):e0247620. doi:10.1371/journal.pone.0247620.

Zipalertinib (CLN-081/TAS6417): Selective EGFR inhibitor with best-in-class potential for NSCLC patients with exon20 mutations ZIPALERTINIB: UNIQUE DESIGN PROPERTIES Distinct chemical scaffold HER2-sparing High selectivity to mutant vs WT EGFR 41% confirmed overall rate of response (16/39) 12-month median progression-free survival Favorable safety and tolerability profile KEY DATA FROM PH 1/2A STUDY @ 100 MG BID STATUS UPDATE AUG 2023 Pivotal Phase 3 study in frontline launched Q2 2022 Entered into co-development / co-commercialization with Taiho Oncology, $275M upfront + $130M in U.S. regulatory milestones, retaining 50% of U.S. profit share Q4 2022 Pivotal Phase 2b cohorts in second line+ initiated JAN 2022 Granted Breakthrough Therapy Designation

Zipalertinib: Superior safety and efficacy observed at 100mg BID dose level in REZILIENT1 Phase 1/2a cohorts <65 mg (N=23) 100 mg (N=39) 150 mg (N=11) Total (N=73) ORR 8 (35%) 16 (41%) 4 (36%) 28 (38%) Median PFS 8 mo 12 mo 8 mo 10 mo Gr3+ Rash 0 0 1 (9%) 1 (1%) Gr3+ Diarrhea 0 0 2 (18%) 2 (3%) Dose Reductions 2 (9%) 5 (13%) 3 (27%) 10 (14%) Dose Discontinuations 2 (9%) 2 (5%) 2 (18%) 6 (8%) Heavily treated patient population: 66% of patients with ≥2 prior lines of treatment 36% with prior EGFR TKI treatment, including 3 patients w/ prior poziotinib and/or mobocertinib 55% received prior immunotherapy

Update on initial patients treated in the prior chemo + amivantamab cohort of REZILIENT1 REZILIENT33 Clinicaltrials.gov identifiers: 1NCT04036682, 2NCT05967689 and 3NCT05973773; * includes both approved and investigational exon20 therapies ** following 6-12 patient safety lead in. PACC = P-loop and αC-helix Zipalertinib + pemetrexed + carboplatin or cisplatin Placebo + pemetrexed + carboplatin or cisplatin Primary endpoint: PFS R 1:1 N=~300** REZILIENT11 Prior chemo only Prior chemo + approved ex20 treatment REZILIENT22 1st Line ex20 (zipalertinib monotherapy) Active brain mets (+/- prior treatment) Non-exon20ins uncommon (PACC+) EGFRm (prior systemic therapy) Primary endpoint: ORR Primary endpoint: ORR Pivotal Phase 2b cohorts (initiated Q4 2022) Key Parallel Phase 2 cohorts 1L Randomized Phase 3 (initiated Q3 2023)

Enrolled patients were heavily pre-treated, and nearly 50% had history of brain metastases   Characteristic All Patients (N=31) Age (years), median (range) 62.5 (39-77)    Female 23 (74.2)    Male 8 (25.8) ECOG Performance Status, N (%)     0 8 (25.8)    1 23 (74.2) Prior systemic cancer regimens, N (%)     1 2 (6.5)    2 9 (29.0)    3 7 (22.6)    >3 13 (41.9)    Median (range)  3 (1-6) Prior platinum-based chemotherapy, N (%) 30 (96.8) Prior anti-PD1/L1, N (%) 16 (51.6) Prior EGFR TKIs, N (%) 18 (58.1) History of Brain Metastasis, N (%) 15 (48.4)

Zipalertinib treatment after prior amivantamab shows similar efficacy to Phase 1/2a results in patients receiving prior chemo alone Piotrowska Z, et al: JCO 2023 Disease Control Rate = (PR+SD) / response evaluable patients Data cut-off 12 January 2024 post chemo and Ami +/- other ex20ins treatment (N=18*) Data cut-off 12 January 2024 Phase 1/2a results (post chemo)1 (N=39) ORR (confirmed) 39% 41% DCR2 94% 97% DOR (months) NE NE PFS (months) NE 12 *Efficacy population includes all treated patients with measurable disease at baseline who have received at least one dose of CLN-081 and one of the following: 1) at least two on-treatment tumor assessments, 2) death, or 3) discontinuation due to disease progressions (either clinical or per RECIST).

Best Percentage Change from Baseline of Target Lesions Radiographic tumor regression in all but 1 patient who died prior to 1st on study imaging Zipalertinib was clinically active in patients who had received both amivantamab and other exon20ins drugs -100% -93% -74% -63% -60% -50% -43% -43% -28% -24% -19% -16% -14% -11% -7% -7% -1%

Time on treatment and activity Module C Ami Only Module C Ami+ex20ins Drug

No new safety signals observed in the post amivantamab population     Grade 3 TRAE AE Any Grade Preferred Term All Patients (N=31) Grade 3 Any TRAE 6 (19.4) Anemia 1 (3.2) Amylase increased 1 (3.2) Lymphocyte decrease 1 (3.2) Hypoxia 1 (3.2) ILD 1 (3.2) Pneumonitis 1 (3.2) Folliculitis 1 (3.2) Rash  1 (3.2) Rash maculo-papular 1 (3.2) Hypertension 1 (3.2) No new safety signal identified There were no grade 4 or grade 5 treatment-related adverse events Overall All Patients (N=31) Any Grade Any TEAE 29 (93.5) Any TRAE  27 (87.1) TRAE of Any Grade in ≥10% of Patients Rash 12 (38.7) Anemia 8 (25.8) Paronychia 7 (22.6) Dry skin 6 (19.4) Nausea 6 (19.4) Stomatitis 4 (12.9) Pruritis 4 (12.9) Folliculitis 4 (12.9)

REZILIENT program: zipalertinib development across multiple studies and indications, including 2 pivotal trials, in collaboration with Taiho Oncology

REZILIENT1[1]

Pivotal Phase 2b cohorts
(initiated Q4 2022)

- Prior chemo only
- Prior chemo + approved ex20 treatment

Primary endpoint: ORR

REZILIENT2[2]

Key Parallel Phase 2 cohorts

- Active brain mets (+/- prior treatment)
- 1st Line ex20 (zipalertinib monotherapy)
- Non-exon20ins uncommon (PACC+) EGFRm (prior systemic therapy)

Primary endpoint: ORR

REZILIENT3[3]

1L Randomized Phase 3
(initiated Q3 2023)

R
1:1
N=~300**

- Zipalertinib + pemetrexed + carboplatin or cisplatin
- Placebo + pemetrexed + carboplatin or cisplatin

Primary endpoint: PFS

Clinicaltrials.gov identifiers: [1]NCT04036682, [2]NCT05967689 and [3]NCT05973773; * includes both approved and investigational exon20 therapies ** following 6-12 patient safety lead in. PACC = P-loop and αC-helix

© CULLINAN THERAPEUTICS, INC. ALL RIGHTS RESERVED.

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Key Takeaways Zipalertinib shows promising anti-tumor activity in patients with exon20ins mutation NSCLC who have received prior treatment with amivantamab Objective response rate was similar to prior reports in patients with disease relapsed after prior platinum chemotherapy Zipalertinib demonstrated a favorable safety profile when administered after prior amivantamab with no new safety signals identified  Zipalertinib is a potential future treatment option for patients with relapsed exon20ins mutation NSCLC Pivotal Phase 2b cohorts remain on track to complete enrollment by YE2024 Broad development plan including randomized frontline study comparing zipalertinib + chemo to chemo alone is ongoing